Earnings Release

Q1 FY 2023 Results
October 19, 2022

ARIEL

Pampers

NyQuil

P&G

INTEGRATED STRATEGY

PORTFOLIO: DAILY USE, PERFORMANCE DRIVES BRAND CHOICE

SUPERIORITY
TO WIN WITH
CONSUMERS

New Standard
Of Excellence
Products
Packaging
Communication
Retail Execution
Value

PRODUCTIVITY TO FUEL INVESTMENTS

LEADING **CONSTRUCTIVE DISRUPTION**

FOCUSED & AGILE **ORGANIZATION**

P&G

Q1 FY 2023
HIGHLIGHTS

Execution of our integrated strategies continued to yield good results in a difficult operating environment.

Organic Sales grew 7% driven by pricing and mix.

Growth was broad based across business units, with each of our 10 product categories growing organic sales.

Global aggregate market share was in-line with prior year, with 26 of our top 50 category/country combinations holding or growing share.

Core earnings per share declined 2% versus the prior year. Excluding foreign exchange, core earnings per share grew 7%.

Q1 FY 2023 RESULTS

	Q1 FY '23
Organic Sales Growth	+7%
Organic Volume Growth	-3%
EPS Growth	-2%
Currency Neutral EPS Growth	+7%
Adjusted Free Cash Flow Productivity	86%

ORGANIC SALES GROWTH
Q1 FY 2023 RESULTS

Pricing contributed 9 points to organic sales growth.
Mix contributed 1 point. Volume declined 3 points.

10%
5%
0%
4%
6%
10%
7%
7%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23

CORE EPS GROWTH
Q1 FY 2023 RESULTS

• Gross margin	-160 basis points
• Operating margin	-70 basis points
• Total productivity savings	+230 basis points

10%
5%
0%
-5%
-1%
1%
6%
7%
-2%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23

CURRENCY NEUTRAL CORE EPS GROWTH
Q1 FY 2023 RESULTS

• Gross margin ex-FX -130 basis points
• Operating margin ex-FX +10 basis points
15%
10%
5%
0%
-5%
-3%
2%
10%
14%
7%
Q1 FY '22
Q2 FY '22
Q3 FY '22
Q4 FY '22
Q1 FY '23

GLOBAL MARKET SHARES

TOP 50 Category/
Country Combinations
17
23
26
33
30
32
38
26
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
P3M
Grew/Held Value Share

Global P&G Monthly
Value Share vs. Year Ago
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
-1.2
-1.4
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21
FY'22
FY'23

Share data through August 2022

Q1 FY 2023 RESULTS
BEAUTY SEGMENT

Organic Sales
4%
Organic Volume
-1%
Net Earnings
2%
Constant Currency Net Earnings
10%

- Topline: +7% Pricing, -2% Mix, -1% Volume
- Share: Global Skin & Personal Care value share increased 1.4 points and Global Hair Care value share decreased 1 point versus year ago.
- Net Earnings: Pricing help partially offset by mix, commodities / input material prices, foreign exchange and lower volume.

Q1 FY 2023 RESULTS
BEAUTY HIGHLIGHTS

- Hair Care organic sales increased mid-single digits versus year ago. Europe and Latin America grew double digits driven by pricing. North America grew mid-single digits behind innovation-based pricing. This was partially offset by a mid-single digit decline in Greater China related to market contraction.

- Skin & Personal Care organic sales increased mid-single digits versus year ago. On a global basis, Personal Care grew double digits. This was partially offset by Skin Care, which declined mid-single digits driven by SK-II, which was heavily impacted by COVID lockdowns in Greater China.

Q1 FY 2023 RESULTS
GROOMING SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
5%
1%
-3%
11%

- Topline: +8% Pricing, -4% Mix, +1% Volume
- Share: Global Grooming value share increased 0.7 points versus year ago.
- Net Earnings: Pricing and volume help more than offset by foreign exchange, mix, and commodities / input material prices.

Q1 FY 2023 RESULTS
GROOMING HIGHLIGHTS

- Grooming organic sales grew mid-single digits.
- Both Male Blades & Razors and Female Blades & Razors are growing versus year ago. Topline strength is driven by pricing. This was partially offset by a decline in Appliances, primarily behind market contraction.

Q1 FY 2023 RESULTS
HEALTH CARE SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
8%
-2%
17%
22%

- Topline: +6% Pricing, +4% Mix, -2% Volume
- Share: Global Oral Care share decreased 0.2 points and Personal Health Care value share decreased 0.6 points versus year ago.
- Net Earnings: Pricing and mix help partially offset by foreign exchange, lower volume and commodities / input material prices.

Q1 FY 2023 RESULTS
HEALTH CARE HIGHLIGHTS

- Oral Care organic sales increased low single digits versus year ago driven by premiumization and pricing, partially offset by market contraction. Growth was driven by premium innovation in toothpaste.
- Personal Health Care organic sales grew high-teens versus year ago behind positive mix, pricing and volume. Vicks grew over 30%, benefitting from strong innovation and a higher respiratory season.

Q1 FY 2023 RESULTS
FABRIC & HOME CARE SEGMENT

Organic Sales
8%
Organic Volume
-4%
Net Earnings
-2%
Constant Currency
Net Earnings
9%

- Topline: +11% Pricing, +1% Mix, -4% Volume
- Share: Global Fabric Care value share decreased 0.8 points and Global Home Care value share increased 1 point versus year ago.
- Net Earnings: Pricing help more than offset by commodities / input material prices, lower volume and foreign exchange.

Q1 FY 2023 RESULTS
FABRIC & HOME CARE HIGHLIGHTS

- Fabric Care organic sales increased high single digits versus year ago. Growth was balanced across product forms and driven by pricing and premium innovation. This was partially offset by market contraction, primarily in Europe.
- Home Care organic sales increased high single digits. Mid-teens growth in Dish Care was partially offset by a decline in Air Care and Surface Care, driven by lower category consumption.

Q1 FY 2023 RESULTS
BABY, FEMININE and FAMILY CARE SEGMENT

Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
6%
-3%
-3%
1%

- Topline: +8% Pricing, +1% Mix, -3% Volume
- Share: Global Baby Care value share increased 0.7 points, Global Feminine Care value share increased 0.5 points, and Global Family Care share declined 1.2 points versus year ago.
- Net Earnings: Pricing help more than offset by commodities / input material prices, foreign exchange, and lower volume.

Q1 FY 2023 RESULTS
BABY, FEMININE and FAMILY CARE HIGHLIGHTS

- Baby Care organic sales increased mid-single digits. North America grew mid-single digits and Europe grew low single digits driven by pricing and premium innovation. This was partially offset by a decline in Greater China, driven by market contraction.
- Feminine Care organic sales grew double digits, with growth in all regions. Adult Incontinence and base Feminine Care grew double digits driven by premiumization and pricing.
- Family Care organic sales grew low-single digits, driven by pricing, partially offset by market contraction.

FY 2023 Guidance

Bounty
Charmin
Ultra Soft
BRAUN
Oral-B
iO
PANTENE
FAIRY
DAWN
Gain
OLAY
always
Tide
Pampers
swaddlers
Lenor
febreze
whisper
NyQuil
Downy
Gillette
SK-II
Crest

FY 2023 Guidance
SALES

- **Maintained** Organic sales growth +3% to +5%
- **Updated** All-in sales growth -3% to -1%
  - Includes a six percent negative impact from foreign exchange

	FY ‘23
Organic Sales Growth	+3% to +5%
All-in Sales Growth	-3% to -1%

FY 2023 Guidance
EARNINGS PER SHARE

- Core and all-in EPS growth in-line to +4% versus year ago
  - Outlooking $3.9bn after-tax headwinds from commodity, raw materials, packaging materials, freight & foreign exchange. This represents a $1.57 per share impact to EPS (27% headwind on EPS growth).
- Core effective tax rate approximately 19.5%

	FY ‘23	***FY ’22 Base Period EPS***
Core EPS Growth	In-line to +4%	*$5.81*
All-in EPS Growth	In-line to +4%	*$5.81*

FY 2023 Guidance
CASH GENERATION AND USAGE

• Adjusted Free Cash Flow Productivity:	90%
• Capital Spending, % Sales:	~5%
• Dividends:	~$9B
• Direct Share Repurchase:	$6 to $8B

FY 2023 Guidance
POTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

- Significant deceleration of market growth rates
- Significant, additional currency weakness
- Significant further commodity and freight cost increases
- Major supply chain disruption or store closures
- Additional geo-political disruptions and economic volatility

ESG RESOURCES

ESG for Investors Website – pginvestor.com/esg

- Climate
- Forestry
- Water
- Plastic Packaging
- TCFD
- SASB
- CDP
- GRI
- UN SDGs

- Equality & Inclusion
- Advocating for Equality
- Policies & Practices
- Employee Representation
- Board Diversity

- Commitment to Governance
- Risk Oversight & Committee Structure
- Proxy Statement
- Governance Policies
- Tax Principles
- Corporate Structure

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result" and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war (including the Russia Ukraine War) or terrorism or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third-party information and operational technology systems, networks and services and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, privacy and data protection, tax, the environment, due diligence, risk oversight, accounting and financial reporting) and to resolve new and pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; (17) the ability to successfully manage the demand, supply and operational challenges, as well as governmental responses or mandates, associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns (including COVID-19); (18) the ability to manage the uncertainties, sanctions and economic effects from the war between Russia and Ukraine; and (19) the ability to successfully achieve our ambition of reducing our greenhouse gas emissions and delivering progress towards our environmental sustainability priorities. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's October 19, 2022, earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e., trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted. The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.

The following measures are provided:
1.	Organic sales growth — page 2
2.	Core EPS and currency-neutral Core EPS — page 3
3.	Core gross margin and currency-neutral Core gross margin — page 3
4.	Core operating margin and currency-neutral Core operating margin — page 4
5.	Adjusted free cash flow — page 4
6.	Adjusted free cash flow productivity — page 4

Organic sales growth:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures and foreign exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following item:
•
Early debt extinguishment charges:  In the three months ended December 31, 2020, the company recorded after tax charges of $427 million ($512 million before tax), due to early extinguishment of certain long-term debt.  These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

We do not view the above item to be part of our sustainable results, and its exclusion from core earnings measures provides a more comparable measure of year-on-year results. This item is also excluded when evaluating senior management in determining their at-risk compensation. Management views the following non-GAAP measures as useful supplemental measures of Company performance and operating efficiency over time.

Core EPS and currency-neutral Core EPS:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core gross margin and currency-neutral Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated. Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core operating margin and currency-neutral Core operating margin: Core operating margin is a measure of the Company's operating margin adjusted for items as indicated. Currency-neutral Core operating margin is a measure of the Company’s Core operating margin excluding the incremental current year impact of foreign exchange.

Adjusted free cash flow: Adjusted free cash flow is defined as operating cash flow less capital spending and adjusted for the payment of the transitional tax resulting from the comprehensive U.S legislation commonly referred to as the Tax Cuts and Jobs Act in December 2017 (the “U.S. Tax Act”). Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion. Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings. Management views adjusted free cash flow productivity as useful measures to help investors understand P&G’s ability to generate cash. These measures are used by management in making operating decisions, allocating financial resources and for budget planning purposes.

1. Organic sales growth:

Three Months Ended September 30, 2022	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	—%	6%	(2)%	4%
Grooming	(4)%	8%	1%	5%
Health Care	3%	5%	—%	8%
Fabric Care & Home Care	1%	6%	1%	8%
Baby, Feminine & Family Care	1%	5%	—%	6%
Total P&G	1%	6%	—%	7%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters
Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
Q4 FY 2022	3%	4%	—%	7%
Q3 FY 2022	7%	3%	—%	10%
Q2 FY 2022	6%	—%	—%	6%
Q1 FY 2022	5%	(1)%	—%	4%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2023 (Estimate)	(3)% to (1)%	6%	3% to 5%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:

	Three Months Ended September 30
	2022	2021
Diluted Net Earnings Per Share	$1.57	$1.61
Percentage change vs. prior period	(2)%
Adjustments*	—	—
Core EPS	$1.57	$1.61
Percentage change vs. prior period Core EPS	(2)%
Currency Impact to Earnings	0.16
Currency-Neutral Core EPS	$1.73
Percentage change vs. prior period Core EPS	7%

* For the three months ended September 30, 2022, compared with the three months ended September 30, 2021, there are no adjustments to or reconciling items for diluted net earnings per share.

Core EPS and Currency-Neutral Core EPS
Prior Quarters

	Q1 FY 2022	Q1 FY 2021	Q2 FY 2022	Q2 FY 2021	Q3 FY 2022	Q3 FY 2021	Q4 FY 2022	Q4 FY 2021
Diluted Net Earnings Per Share Attributable to P&G	$1.61	$1.63	$1.66	$1.47	$1.33	$1.26	$1.21	$1.13
Early Debt Extinguishment				0.16
Rounding				0.01
Core EPS	$1.61	$1.63	$1.66	$1.64	$1.33	$1.26	$1.21	$1.13
Percentage change vs. prior period	(1)%		1%		6%		7%
Currency Impact to Earnings	(0.03)		0.02		0.05		0.08*
Currency-Neutral Core EPS	$1.58		$1.68		$1.38		$1.29*
Percentage change vs. prior period Core EPS	(3)%		2%		10%		14%*

*“Currency Impact to Earnings,” “Currency-Neutral Core EPS” and “Percentage change vs. prior period Core EPS” for Q4 of fiscal year 2022 have been updated from previously reported amounts of 0.06, $1.27, and 12%, respectively, to correct a calculation of the foreign exchange impact on certain tax items.

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction

3. Core gross margin and currency-neutral Core gross margin:

	Three Months Ended September 30
	2022	2021
Gross Margin	47.4%	49.0%
Basis point change vs. prior year gross margin	(160)
Adjustments*	—	—
Core Gross Margin	47.4%	49.0%
Basis point change vs. prior year Core gross margin	(160)
Currency Impact to Margin	0.3%
Currency-Neutral Core Gross Margin	47.7%
Basis point change vs prior year Core gross margin	(130)

* For the three months ended September 30, 2022, compared with the three months ended September 30, 2021, there were no adjustments to or reconciling items for gross margin.

4. Core operating margin and currency-neutral Core operating margin:
	Three Months Ended September 30
	2022	2021
Operating Margin	24.0%	24.7%
Basis point change vs. prior year operating margin	(70)
Adjustments*	—
Core Operating Margin	24.0%	24.7%
Basis point change vs. prior year Core operating margin	(70)
Currency Impact Margin	0.8%
Currency-Neutral Core Operating Margin	24.8%
Basis point change vs. prior year Core operating margin	10

* For the three months ended September 30, 2022, compared with the three months ended September 30, 2021, there were no adjustments to or reconciling items for operating margin.

5. Adjusted free cash flow (dollar amounts in millions):

Three Months Ended September 30, 2022
Operating Cash Flow	Capital Spending	U.S. Tax Act Payments	Adjusted Free Cash Flow
$4,070	$(890)	$225	$3,405

6. Adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended September 30, 2022
Operating Cash Flow	Net Earnings	Adjusted Free Cash Flow
$3,405	$3,963	86%